UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue			2244 Walnut Grove Avenue
(P.O. Box 976)			(P.O. Box 800)
Rosemead,	California	91770	Rosemead,	California	91770
(Address of principal executive offices)			(Address of principal executive offices)
(626) 302-2222			(626) 302-1212
(Registrant's telephone number, including area code)			(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ☐ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ☐ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ☐ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ☐ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Edison International:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EIX	NYSE	LLC

Southern California Edison Company: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	Edison International	☐
Emerging growth company	Southern California Edison Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Edison International	☐
Southern California Edison Company	☐

This current report and its exhibits include forward-looking statements. Edison International and Southern California Edison Company ("SCE") based these forward-looking statements on their current expectations and projections about future events in light of their knowledge of facts as of the date of this current report and their assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and SCE. Edison International and SCE have no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Edison International's and SCE's combined Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Report on Form 10-Q. Additionally, Edison International and SCE provide direct links to Edison International and SCE presentations, documents and other information at www.edisoninvestor.com (Presentations and Updates) in order to publicly disseminate such information.

Item  7.01Regulation FD Disclosure

Members of Edison International management will use the information in the presentation furnished as Exhibit 99.1 to this report in meetings with institutional investors and analysts and at investor conferences. The attached presentation will also be posted on www.edisoninvestor.com.

Expectations for EPS Growth Rate Update on Second Quarter 2023 Earnings Call

During Edison International’s earnings call on May 2, 2023, management noted that an update on Edison International’s core earnings per share (“EPS”) growth rate projections through 2028 will be provided on its second quarter earnings call. In this report, Edison International is furnishing additional detail regarding what investors can expect management to discuss at that time.

Edison International expects to provide a target long-term core EPS compound annual growth rate with a base year of 2025 and an ending year of 2028. The starting point will be the midpoint of Edison International’s 2025 core EPS guidance of $5.50 to $5.90. This period coincides with the capital expenditure and rate base forecasts through 2028 disclosed in Item 8.01 below, which cover SCE’s 2025 General Rate Case (“GRC”) cycle. Edison International also expects to reaffirm its 2021 through 2025 core EPS growth rate target of 5% to 7%.

Item 8.01 Other Events

2025 General Rate Case Filing

On May 12, 2023, Edison International's subsidiary, Southern California Edison Company ("SCE"), filed its 2025 GRC application for the four-year period 2025 - 2028. In its application, SCE is requesting that the California Public Utilities Commission ("CPUC") authorize SCE's Test Year 2025 revenue requirement of $10.3 billion, an increase of $1.9 billion, or 23%, over the revenue requirement SCE has requested for 2024 in track 4 of its 2021 GRC adjusted for the 2023 to 2025 Cost of Capital decision and assuming the adoption of an April 2023 proposed decision regarding customer-funded self-insurance for wildfire-related claims. SCE's 2025 GRC request also includes proposed revenue requirement increases of approximately $600 million, $700 million and $700 million in 2026, 2027 and 2028, respectively.

SCE’s 2025 GRC highlights its focus on safely providing electric service to its customers that is reliable, resilient, and ready for their needs today and the clean energy transition directed by California policy. The critical drivers of SCE's 2025 GRC request include returning to historical levels of infrastructure replacement work necessary for system reliability as wildfire mitigation investments stabilize, investments in reliability and capacity upgrades to ready the grid for increased electrification to meet customer needs and California’s electrification and de-carbonization goals, and investments in programs aimed at protecting the safety of the public, customers and SCE’s workforce.

Based on the 2025 GRC application, SCE forecasts a $43 billion total capital program for 2023 through 2028, which includes CPUC-jurisdictional GRC capital expenditures, non-GRC CPUC capital spending, and Federal Energy Regulatory Commission ("FERC") capital spending. If all capital expenditures requested in SCE’s 2025 GRC were approved by the CPUC, SCE forecasts total weighted-average rate base incorporating CPUC- and FERC-jurisdictional capital expenditures increasing to $60.9 billion by 2028, a five-year compound annual growth rate of approximately 8% starting from 2023.

Based on management judgment of potential capital spending variability informed by historical precedent of previously authorized amounts, potential permitting delays and other operational considerations, a range case has been prepared reflecting reductions to CPUC-jurisdictional GRC capital expenditures, non-GRC CPUC capital spending, non-GRC spending and FERC capital spending.  Based on the range case, SCE forecasts a $38 billion total capital program for 2023 through 2028. This implies total weighted-average rate base incorporating CPUC- and FERC-jurisdictional capital expenditures increasing to $55.2 billion by 2028, a five-year compound annual growth rate of approximately 6% starting from 2023.

Pursuant to CPUC Rules, SCE is required to file its full GRC application by May 15, 2023. SCE is requesting that the CPUC issue a final decision by the end of 2024. If the decision is delayed, SCE will, consistent with CPUC practice in prior GRCs, request the CPUC to issue an order directing that the authorized revenue requirement changes be effective January 1, 2025, even if the decision is issued subsequent to that date.

Item  9.01Financial Statements and Exhibits

(d)	Exhibits

EXHIBIT INDEX

ebrf

Exhibit No.	Description

99.1	Investor Guide to the SCE 2025 General Rate Case, dated May 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Maria Rigatti
Maria Rigatti
Executive Vice President and Chief Financial Officer

Date: May 12, 2023

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Senior Vice President and Chief Financial Officer

Date: May 12, 2023